Exhibit 10.1

CROWN HOLDINGS, INC.

Issuance By

CROWN EUROPEAN HOLDINGS S.A.

Of

€500,000,000 7 1 /8% Senior Notes due 2018

Purchase Agreement

July 21, 2010

Merrill Lynch International

As Representative of the several Initial

Purchasers named in Schedule I hereto

c/o Merrill Lynch International

2 King Edward Street

London EC1A

United Kingdom

Ladies and Gentlemen:

Crown Holdings, Inc., a Pennsylvania corporation (“Holdings”), and the indirect parent company of Crown European Holdings S.A., a société anonyme organized under the laws of France (the “Company”), proposes that the Company issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Merrill Lynch International (the “Representative”) is acting as representative, €500,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2018 (the “Notes”). The Notes will be issued pursuant to an indenture to be dated as of July 28, 2010 (the “Indenture”) among the Company, Holdings, as guarantor, the other guarantors named in Schedule II hereto (together with Holdings, the “Guarantors” and, together with the Company, the “Issuers”), Crown Verpakking Nederland BV, as a guarantor (the “Dutch Guarantor”) and The Bank of New York Mellon, as trustee (the “Trustee”). The Notes will have the benefit of the guarantees (the “Guarantees” and, together with the Notes, the “Securities”) provided for in the Indenture. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

This Agreement, the Securities, the Indenture, the Proceeds Sharing Agreement (defined below) and the agreements and instruments to which Holdings or any of its subsidiaries is a signatory relating to the issuance of the Securities contemplated hereby, collectively, are referred to herein as the “Transaction Documents”.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated July 21, 2010 (including the information incorporated by reference therein, the “Preliminary Memorandum”), setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Issuers and any material developments relating to the Issuers occurring after the date of the most recent historical financial statements included therein. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Issuers to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Issuers will prepare and deliver to the Initial Purchasers a final offering memorandum (including the information incorporated by reference therein, the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Issuers hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Securities by the Initial Purchasers.

1. Representations and Warranties. As of the Time of Execution and at the Closing Date (as defined in Section 3 below), the Issuers, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers as follows (references in this Section 1 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date, will not, and the Final Memorandum as of its date and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein. The Issuers have not distributed or referred to and will not distribute or refer to any written communications (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers or their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum, and each Issuer Written Communication, when taken together with the Pricing Disclosure Package, does not at the Time of Execution and, when taken together with the Final Memorandum at the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Issuers make no representation or warranty), has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement, to register any of the Securities under the Act or to qualify either Indenture under the Trust Indenture Act.

(c) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Issuers make no representation or warranty), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(e) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Issuers make no representation or warranty), has engaged in any “directed selling efforts” with respect to the Securities, and each of the Issuers and their respective Affiliates has complied with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(f) No securities of any of the Issuers are of the same class (within the meaning of Rule 144A under the Act) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

(h) The Issuers will use their reasonable best efforts to cause the Notes (i) to be listed on the Official List of the Luxembourg Stock Exchange and (ii) to be traded on the Euro MTF Market.

(i) None of the Issuers or their respective subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act.

(j) Holdings is subject to the reporting requirements of, and has timely filed all material required to be filed by it pursuant to, Section 13 or Section 15(d) of the Exchange Act.

(k) None of the Issuers or their respective Affiliates has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of any of them (except as contemplated by this Agreement).

(l) None of the Issuers or their respective Affiliates has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of any of them to facilitate the sale or resale of the Securities.

(m) The information to be provided by the Issuers pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(n) The statements in the Offering Memorandum set forth or referenced under the headings “Crown’s Business—Legal Proceedings”, “Description of Certain Indebtedness”, “Description of the Notes” and “Certain Material U.S. Federal Income Tax Considerations” fairly summarize the matters therein described.

(o) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Issuers believe to be reliable and accurate in all material respects.

(p) There are no contracts, agreements or other documents or pending legal or governmental proceedings to which any of the Issuers or their respective subsidiaries is a party or any property of any of the Issuers or their respective subsidiaries is subject that would be required to be described in a prospectus under the Act that have not been described in the Offering Memorandum. The contracts, agreements and other documents so described in the Offering Memorandum are in full force and effect on the date of this Agreement. None of the Issuers or their respective subsidiaries or, to the knowledge of any Issuer, any other party is in breach of or default under any such contracts, agreements or other documents, other than a breach or default that would not reasonably be expected to have a material adverse effect on (i) the issue and sale of the Securities or the consummation of the other transactions contemplated by the Transaction Documents (including, without limitation, the application of the proceeds from the issuance of the Securities) or (ii) the condition (financial or otherwise), prospects, earnings, business or properties of Holdings and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(q) Holdings and each of its subsidiaries has been duly organized and is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction in which it is organized, with full corporate or other statutory power and authority to own or lease, as the case may be, and operate its properties and conduct its business as described in the Offering Memorandum. Holdings and each of its subsidiaries is duly qualified to do business as a foreign corporation or other legal entity and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to do so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(r) All the outstanding shares of capital stock of each subsidiary of Holdings have been duly and validly authorized and issued and are fully paid and except as set forth in the Offering Memorandum, all outstanding shares of capital stock of such subsidiaries are owned by Holdings, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for any such perfected security interests, or other security interests, claims, liens or encumbrances described in the Offering Memorandum or that would not reasonably be expected to result in a Material Adverse Effect or an Event of Default (as defined in the Indenture).

(s) Holdings’ capitalization is as set forth in the “Actual” column of the table set forth under the heading “Capitalization” in the Offering Memorandum. On the Closing Date, Holdings’ capitalization will be consistent in all material respects with the “As Adjusted” column of the table set forth under the heading “Capitalization” in the Offering Memorandum.

(t) This Agreement has been duly authorized, executed and delivered by each Issuer and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, will constitute the legal, valid and binding obligation of each Issuer, enforceable against such Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by Federal or state securities laws and public policy considerations).

(u) The Indenture has been duly authorized by each of the Issuers and the Dutch Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, when executed and delivered by each of the Issuers and the Dutch Guarantor, will constitute the legal, valid and binding obligation of each of the Issuers and the Dutch Guarantor, enforceable against each of the Issuers and the Dutch Guarantor in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity). The Indenture meets the requirements for qualification under the Trust Indenture Act.

(v) The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

(w) The Guarantees have been duly authorized by the Guarantors and the Dutch Guarantor and, when the Notes have been executed in accordance with the provisions of the Indenture, will have been duly executed and delivered by the Guarantors and the Dutch Guarantor and will constitute legal, valid and binding obligations of the Guarantors and the Dutch Guarantor, entitled to the benefits of the Indenture and enforceable against the Guarantors and the Dutch Guarantor in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

(x) Each other Transaction Document has been duly authorized by each Issuer a party thereto and, to the extent a party thereto, the Dutch Guarantor, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by each such Issuer and, to the extent a party thereto, the Dutch Guarantor, will constitute the legal, valid and binding obligation of each such Issuer and, to the extent a party thereto, the Dutch Guarantor, enforceable against each such Issuer and, to the extent a party thereto, the Dutch Guarantor, in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by Federal or state securities laws and public policy considerations).

(y) The documents (or portions thereof) incorporated by reference in the Offering Memorandum when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(z) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by any of the Transaction Documents, except such as may be required by the Luxembourg Stock Exchange or under the blue sky laws of any state in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Offering Memorandum, and except where the failure to obtain the same would not reasonably be expected to have a Material Adverse Effect.

(aa) None of the execution and delivery by any of the Issuers party thereto or, to the extent a party thereto, the Dutch Guarantor, of any of the Transaction Documents, the issue and sale of the Securities, the consummation of the other transactions contemplated by the Transaction Documents (including, without limitation, the application of the proceeds from the issuance of the Securities) will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers or, if applicable, the Dutch Guarantor, or their respective subsidiaries pursuant to (i) the organizational documents of Holdings or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, credit agreement or other agreement, obligation, condition, covenant or instrument to which Holdings or any of its subsidiaries is a party or bound or to which any property or assets of Holdings or any of its subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Holdings or any of its subsidiaries or any property or assets of Holdings or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Holdings or any of its subsidiaries or property or assets of any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect or to materially adversely affect the rights of the holders of the Securities or of the Initial Purchasers under the Transaction Documents.

(bb) The consolidated historical financial statements and schedules of Holdings and its consolidated subsidiaries included in the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of Holdings and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form in all material respects with the applicable requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected historical financial data set forth under the caption “Selected Historical Financial Data” in the Offering Memorandum comply as to form in all material respects with the applicable requirements of the Act (except that historical data for the fiscal years ended December 31, 2005 and 2006 is omitted) and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary historical financial data set forth under the caption “Summary—Summary Historical and Adjusted Consolidated Condensed Financial Data” in the Offering Memorandum fairly present, on the basis stated in the Offering Memorandum, the information included therein. The adjusted financial data included in the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related adjustments give appropriate effect to those assumptions, and the adjustments reflect the proper application of those adjustments to the historical amounts in the adjusted financial data included in the Offering Memorandum.

(cc) Other than as set forth in the Offering Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Holdings or any of its subsidiaries or any property or assets of Holdings or any of its subsidiaries is pending or, to the knowledge of Holdings, threatened that would reasonably be expected to have a Material Adverse Effect.

(dd) Holdings and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. Holdings and each of its subsidiaries has good and marketable title to, or valid leasehold interests in, or easements or other limited property interests in, or is licensed to use, all its material properties and assets, except for minor defects that do not interfere with its ability to conduct its business as currently conducted or utilize such properties and assets for their intended purposes, and except where failure to have such title, leasehold interests, easements or other limited property interests or licenses to use, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All material properties and assets of Holdings and its subsidiaries are free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Liens (as defined in the Indenture) and as described in the Offering Memorandum. Each of the Issuers and their respective subsidiaries has good and marketable title to all personal property it purports to own, except as described in the Offering Memorandum.

(ee) Neither Holdings nor any of its subsidiaries is in violation or default of (i) any provision of its organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, credit agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property or assets is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to it or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any such subsidiaries or any of their respective property or assets, except, in the case of clauses (ii) and (iii) above, for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

(ff) PricewaterhouseCoopers LLP (the “Independent Accountants”), who have certified certain financial statements of Holdings and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to Holdings within the meaning of the Act and the Exchange Act and the related published rules and regulations thereunder.

(gg) Holdings and each of its subsidiaries has timely filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect). Holdings and each of its subsidiaries has timely paid all taxes required to be paid by it whether or not shown in such returns (including withholding taxes) and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

(hh) No labor problem or dispute with the employees of Holdings or any of its subsidiaries exists or is threatened or imminent, and there is no existing or imminent labor disturbance or collective bargaining activities by the employees of Holdings or any of its subsidiaries or, to the knowledge of any of the Issuers, by the employees of any of the principal suppliers, contractors or customers of Holdings or any of its subsidiaries, in each case, that would have a Material Adverse Effect.

(ii) Holdings and each of its subsidiaries, except as disclosed in the Offering Memorandum, or to the extent it would not reasonably be expected to have a Material Adverse Effect, is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance and fidelity or surety bonds insuring Holdings or any of its subsidiaries or the businesses, assets, employees, officers and directors of Holdings or any of its subsidiaries are in full force and effect other than any policies of insurance and fidelity or surety bonds that, if not in full force and effect, would not reasonably be expected to have a Material Adverse Effect. Holdings and each of its subsidiaries is in compliance with the terms of such policies and instruments in all material respects. There are no claims by Holdings or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except for such claims which, if successfully denied, would not reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its subsidiaries has been refused any insurance coverage sought or applied for. Neither Holdings nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(jj) No subsidiary of Holdings is prohibited, directly or indirectly, from paying any dividends on such subsidiary’s capital stock, from making any other distribution on such subsidiary’s capital stock, from repaying to Holdings or any other subsidiary of Holdings any loans or advances to such subsidiary from Holdings or such other subsidiary or from transferring any of such subsidiary’s property or assets to Holdings or any other subsidiary of Holdings, except as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

(kk) Holdings and each of its subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their respective businesses as described in the Offering Memorandum, except where the failure to own or possess such licenses or other rights to use such patents, trademarks, service marks, trade names, copyrights and know-how would not reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, could have a Material Adverse Effect.

(ll) Holdings and each of its subsidiaries possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such licenses, certificates, permits or other authorizations would not reasonably be expected to have a Material Adverse Effect, and neither Holdings nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(mm) Holdings and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Holdings and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

(nn) (i) Holdings and each of its subsidiaries is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations and rules of common law relating to pollution or the protection of the environment, natural resources or occupational health and safety, including without limitation those relating to the release or threat of release of Hazardous Materials (“Environmental Laws”); (ii) Holdings and each of its subsidiaries has received and is in compliance in all material respects with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses as currently conducted; (iii) neither Holdings nor any of its subsidiaries has received written notice of any actual or potential liability for the investigation or remediation of any Hazardous Materials; (iv) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of any of the Issuers, threatened against Holdings or any of its subsidiaries under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Holdings or any of its subsidiaries; (vi) neither Holdings nor any of its subsidiaries is subject to any order, decree, consent, settlement or agreement requiring, or is otherwise obligated or required to perform, any response or corrective action relating to any Hazardous Materials; (vii) neither Holdings nor any of its subsidiaries has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state or foreign law; (viii) no property or facility of Holdings or any of its subsidiaries is (x) listed or, to the knowledge of the Issuers, proposed for listing on the National Priorities List under CERCLA or (y) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any governmental authority; and (ix) there are no past or present actions, events, operations or activities which would reasonably be expected to prevent or interfere with compliance by Holdings or any of its subsidiaries with any applicable Environmental Law or result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law, except, in the case of each of clauses (i) through (ix) above, as (A) described in the Offering Memorandum (exclusive of any amendment or supplement thereto) or (B) would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. “Hazardous Materials” means any hazardous or toxic substance, chemical, material, pollutant, waste, contaminant or constituent, which is subject to regulation under or could give rise to liability under any Environmental Law.

(oo) In the ordinary course of its business, Holdings periodically reviews the effect of Environmental Laws on the business, operations and properties of Holdings and its subsidiaries, in the course of which it seeks to identify and evaluate associated costs and liabilities. On the basis of such review, and except as described in the Offering Memorandum, Holdings does not reasonably expect that such associated costs and liabilities would, singly or in the aggregate, have a Material Adverse Effect.

(pp) Holdings and each of its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of any of the Issuers or their respective subsidiaries are eligible to participate, and each such plan is, and on the Closing Date will be, in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither Holdings nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) under Title IV of ERISA.

(qq) None of the Issuers or any of their respective Affiliates or any director, officer, agent or employee of any of the Issuers or their respective Affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(rr) The operations of Holdings and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions that apply to Holdings or its subsidiaries, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued administered or enforced by any relevant governmental agency (collectively, the “Money Laundering Laws”), and no material action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Holdings or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of Holdings, threatened in writing.

(ss) None of Holdings or any of its subsidiaries or, to the knowledge of Holdings, any director, officer, agent or employee has caused Holdings or any of its subsidiaries to be in violation of any applicable economic or trade sanctions under the laws of the United States or the European Union relating to money laundering, unlawful financial activities or unlawful use or appropriation of corporate funds, including those administered by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”) or equivalent European Union measure; the Company agrees that it will not directly or indirectly use the proceeds of the offering and sale of the Securities, or lend, contribute or otherwise make available such proceeds to any person or entity, or any subsidiary, joint venture partner or sub-division of such other person or entity, for the purpose of financing the activities of any person or entity with whom transactions are currently prohibited under any such U.S. sanctions administered by OFAC or any equivalent European Union measure.

(tt) None of Holdings, its subsidiaries or, to the knowledge of Holdings, any director, officer, agent, employee or Affiliate of Holdings or any of its subsidiaries has distributed or, prior to the later to occur of (i) the Closing Date and (ii) the completion of the distribution of the Notes, will distribute any material referring to the offering and sale of the Notes other than the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum or other materials, if any, permitted by the Act and the Financial Services and Markets Act 2000 (the “FSMA”) (or regulations promulgated pursuant to the FSMA) or required to be distributed by the Luxembourg Stock Exchange.

(uu) Except as disclosed in the Offering Memorandum, and subject to the limitations described therein, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever (collectively, “Taxes”) are, under applicable law in France, the United States or any other jurisdiction of incorporation, organization, formation, tax residency or place of business, as the case may be, of Holdings or the Company, or a jurisdiction in which Holdings or the Company has a paying agent (for the avoidance of doubt, such paying agent not to include any Guarantor) with respect to the Notes, or any political subdivision thereof or therein (each, a “Taxing Jurisdiction”), imposed on, assessed against, levied against or collected with respect to any holder of the Notes by any such Taxing Jurisdiction on or in respect of principal, interest, premiums and penalties or other amounts payable under the Securities, or on account of the issue and sale, by Holdings or the Company or the execution, delivery or performance of this Agreement, the Indenture or any payments hereunder or thereunder, except for Taxes of a holder of the Notes levied, imposed, deducted, charged, compulsorily lent or withheld by any jurisdiction where such holder is incorporated, organized, formed or tax resident.

(vv) None of the Issuers or any property or assets of any of the Issuers has any immunity from jurisdiction of any court or from any legal process.

(ww) After giving effect to savings clauses in the Indenture and the Guarantees that limit the liability of the Guarantors and the Dutch Guarantor in certain cases to the extent provided therein, the fair value and present fair saleable value of the assets of each of the Issuers and their respective subsidiaries exceeds, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents will exceed, the sum of its stated liabilities and identified contingent liabilities. After giving effect to savings clauses in the Indenture and the Guarantees that limit the liability of the Guarantors and the Dutch Guarantor in certain cases to the extent provided therein, none of the Issuers or their respective subsidiaries is, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents none of them will be, (x) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (y) unable to pay its debts (contingent or otherwise) as they mature or (z) otherwise insolvent.

(xx) None of the subsidiaries of the Holdings nor any of the Issuers has applied or will apply until the Closing Date and/or is or will be at the Closing Date subject to:

(i) the administration of an ad hoc representative (mandataire ad hoc);

(ii) a conciliation procedure (procédure de conciliation);

(iii) a safeguard procedure (procédure de sauvegarde);

(iv) a judgment issued for (i) the judicial reorganization (redressement judiciaire) or (ii) the judicial liquidation (liquidation judiciaire);

(v) a transfer of the whole of the business (cession totale de l’entreprise);

(vi) a voluntary liquidation;

(vii) any other proceedings under any applicable laws which has an analogous effect to any of the proceedings referred to from (i) to (vi) in this paragraph;

(viii) any conveyance, assignment or other arrangement for the benefit of its creditors; or

(ix) any composition with its creditors.

(yy) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Issuers make no representation or warranty), has offered or sold and will offer or sell, directly or indirectly, any Notes to the public in France or has distributed or caused to be distributed or will distribute or cause to be distributed to the public in France the Preliminary Offering Memorandum, the Final Offering Memorandum or any other offering material relating to the Notes, and that such offers, sales and distributions have been and shall only be made in France to (i) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour compte de tiers) and/or (ii) qualified investors (investisseurs qualifiés), all as defined in, and in accordance with, Articles L.411-1, L.411-2, D.411-1 and D.411-2 of the French Code monétaire et financier.

(zz) Holdings and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Holdings in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Holdings’ management as appropriate to allow timely decisions regarding required disclosure. Holdings and its Subsidiaries have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Any certificate signed by any officer of any of the Issuers and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed a representation and warranty by such Issuer, as to matters covered thereby, to each Initial Purchaser.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to 98.50% of the principal amount thereof, plus accrued interest, if any, from July 28, 2010 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., London time, on July 28, 2010, or at such time on such later date (not later than July 30, 2010) as the Initial Purchasers shall designate, which date and time may be postponed among the Initial Purchasers and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Initial Purchasers for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking S.A. (“Clearstream”), or their designated custodian, unless the Initial Purchasers shall otherwise instruct.

4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

(a) It is a qualified institutional buyer as defined in Rule 144A under the Act (a “QIB”), and an “accredited investor” within the meaning of Rule 501 of the Act and acknowledges that it is purchasing the Securities pursuant to a private sale exemption from registration under the Act.

(b) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto. Each of the Initial Purchasers will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Pricing Disclosure Package, the Final Memorandum, any Issuer Written Communication or any such other material, in all cases at its own expense, except as provided in Section 5(m).

(c) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or in any manner involving a public offering within the meaning of Section 4(a) of the Act.

(d) The Securities to be purchased by it on the Closing Date are subject to the terms of the Proceeds Sharing Agreement.

(e) Each Initial Purchaser acknowledges and agrees that the Company and, for the purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 6(a) through 6(d), (i) counsel for the Issuers and counsel for Holdings and (ii) counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of such Initial Purchaser, and compliance of such Initial Purchaser with its agreements, contained in paragraphs 4(a) through (c), above, and such Initial Purchaser hereby consents to such reliance.

5. Agreements. The Issuers, jointly and severally, agree with each Initial Purchaser that:

(a) The Issuers will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum and any amendments and supplements thereto as they may reasonably request and each as so delivered shall be in form and substance reasonably satisfactory to the Representative.

(b) The Issuers will not amend or supplement the Pricing Disclosure Package or the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, or distribute or refer to any Issuer Written Communication, in each case, without the prior written consent of the Representative; provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Representative in its sole discretion), Holdings and its Subsidiaries will not file any document under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum unless, prior to such proposed filing, the Issuers have furnished the Representative with a copy of such document for its review and the Representative has not reasonably objected to the filing of such document. The Issuers will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum shall have been filed with the Commission. The Issuers will promptly, upon the reasonable request of the Representative or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

(c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representative), any event occurs as a result of which the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it should be necessary to amend or supplement the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum to comply with applicable law, the Issuers will promptly (i) notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Pricing Disclosure Package, Issuer Written Communication or the Final Memorandum to the Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(d) To the extent an Issuer may do so under applicable law, the Issuers will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to execute a general consent to service of process in any jurisdiction with respect to which such a consent has not been previously executed or to subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to tax but for the requirements of this paragraph. The Issuers will promptly advise the Representative of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e) The Issuers will not, and will not permit any of their respective Affiliates to, resell any Securities that have been acquired by any of them.

(f) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(g) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(h) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each Issuer will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time, of such restricted securities.

(i) None of the Issuers or their respective Affiliates, or any person acting on behalf of any of them, will engage in any “directed selling efforts” with respect to the Securities, and each of them will comply with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(j) The Issuers will cooperate with the Representative and use their respective reasonable best efforts to permit the Notes to be eligible for clearance and settlement through Euroclear System and Clearstream. The Issuers will cooperate with the Representative and use their respective reasonable best efforts to permit the Notes to be approved for listing on the Official List of the Luxembourg Stock Exchange and approved for trading on the Euro MTF Market.

(k) The Issuers will not and will not permit any of their subsidiaries to, for a period of 90 days following the Time of Execution, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Issuer or any Affiliate of any Issuer or any person in privity with any Issuer or any Affiliate of any Issuer), directly or indirectly, or announce the offering of any debt securities issued or guaranteed by any Issuer (or any subsidiary of an Issuer) (other than the Securities, debt under the Credit Agreement, dated as of November 18, 2005, as amended and restated, among Crown Americas LLC, as U.S. Borrower, the Company, as European Borrower, CROWN Metal Packaging Canada LP, as Canadian Borrower, the Subsidiary Borrowers named therein, Crown Holdings, Inc., Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various Lending Institutions referred to therein, and intercompany notes).

(l) The Issuers will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Act or the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

(m) The Issuers, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Pricing Disclosure Package and the Final Memorandum and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Pricing Disclosure Package and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Notes for listing on the Luxembourg Stock Exchange and for trading on the Euro MTF Market; (viii) the transportation and other expenses incurred by or on behalf of the Issuers’ representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Issuers’ accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; (x) any appraisal or valuation performed in connection with the offering and sale of the Securities; and (xi) all other costs and expenses incident to the performance by the Issuers of their respective obligations hereunder.

(n) The Issuers will apply the proceeds from the offering and sale of the Securities as provided under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at their respective times of execution of this Agreement, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

(a) The Issuers shall have requested and caused (i) Dechert LLP, special United States counsel for the Issuers, to furnish to the Initial Purchasers their opinion and negative assurance letter, each dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibits B-1 and B-2 hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsel) and (ii) William T. Gallagher, General Counsel of Holdings, to furnish to the Initial Purchasers his opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit B-3 hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsel). In rendering such opinions and assurances, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the State of New York, the Federal laws of the United States and the Delaware General Corporation Law, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials.

(b) The Issuers shall have requested and caused Dechert (Paris) LLP, special French counsel to the Issuers, to furnish to the Initial Purchasers their opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit C hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsel). In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Republic of France, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials.

(c) The Issuers and the Dutch Guarantor shall have requested and caused one or more local counsel for the Issuers and the Dutch Guarantor, reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, in each of Belgium, Canada, Germany, Mexico, the Netherlands, Switzerland and the United Kingdom to furnish to the Initial Purchasers their opinion, dated the Closing Date and addressed to the Initial Purchasers. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of relevant Issuers.

(d) The Initial Purchasers shall have received from each of (i) Cahill Gordon & Reindel LLP, special United States counsel for the Initial Purchasers, and (ii) Gide Loyrette Nouel A.A.R.P.I., special French counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) Holdings shall have furnished to the Initial Purchasers a certificate of Holdings and the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of Holdings and the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Pricing Disclosure Package and the Final Memorandum, any amendment or supplement to the Pricing Disclosure Package and the Final Memorandum and this Agreement and that:

(i) the representations and warranties of the Issuers in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company, individually, or of Holdings and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(f) At the Time of Execution, Holdings shall have caused the Independent Accountants to furnish to the Initial Purchasers a comfort letter, dated the Time of Execution, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited or pro forma financial information in the Pricing Disclosure Package. On the Closing Date, Holdings shall have caused the Independent Accountants to furnish to the Initial Purchasers a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers and reaffirming or updating as of a more recent date, the information in the comfort letter dated the Time of Execution.

(g) Subsequent to the Time of Execution or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company or of Holdings and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(h) The Issuers, the Dutch Guarantor and the Trustee shall have entered into the Indenture in form and substance reasonably satisfactory to the Representative, and the Representative shall have received counterparts, conformed as executed, thereof.

(i) Each of the Guarantors and the Dutch Guarantor shall have executed a Guarantee in form and substance reasonably satisfactory to the Representative, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(j) The Issuers shall have filed an application to list the Notes on the Luxembourg Stock Exchange, and the Notes shall be eligible for clearance and settlement through Euroclear and Clearstream.

(k) Subsequent to the Time of Execution, there shall not have been any decrease in the rating of any debt securities of any of the Issuers by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(l) Prior to the Closing Date, the Issuers shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(m) The Trustee, on behalf of the holders of the Securities, shall have entered into an acknowledgement of the Second Amended and Restated Global Participation and Proceeds Sharing Agreement dated as of February 26, 2003 (as amended, restated or otherwise modified from time to time, the “Proceeds Sharing Agreement”).

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser. Notice of such cancellation shall be given to the Issuers in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers, jointly and severally, agree to reimburse the Initial Purchasers severally through the Representative promptly after demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution.

(a) The Issuers jointly and severally agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Issuer Written Communication, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Issuer to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

(b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each Issuer, each of its directors, each of its officers, each of its employees, each of its agents and each person who controls an Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion in the Pricing Disclosure Package, the Final Memorandum (or in any amendment or supplement thereto) or any Issuer Written Communication. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the paragraph related to stabilization, syndicate covering transactions and penalty bids and the third sentence in the twelfth paragraph, each under the heading “Private Placement” in the Preliminary Memorandum and Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Pricing Disclosure Package and Final Memorandum (or in any amendment or supplement thereto).

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers, severally and not jointly, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which one or more of the Issuers and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other hand from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of an Issuer shall have the same rights to contribution as such Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (at the respective purchase prices set forth in Section 2 and in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Issuers. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Pricing Disclosure Package and the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement and no action taken under this paragraph shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any of Holdings’ securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on any such Exchange or the Nasdaq National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 11 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telefaxed to the Representative (fax no.: 44 (0)20 7995 2886) and confirmed to Merrill Lynch International, 2 King Edward Street, London EC1A 1HQ, United Kingdom, Attention: High Yield Syndicate Desk; if sent to the Issuers, will be mailed, delivered or telefaxed to Crown Holdings, Inc., One Crown Way, Philadelphia, PA 19154-4599, Attention: General Counsel (fax no.: (215) 676-6011), with a copy to Dechert LLP, Cira Center, 2929 Arch Street, Philadelphia, PA 19104, Attention: William G. Lawlor (fax no.: (215) 994-2222).

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

16. No Advisory or Fiduciary Responsibility. Each of the Issuers acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s length commercial transaction between the Issuers, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuers, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuers with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers on other matters) or any other obligation to the Issuers except the obligations expressly set forth in this Agreement and (iv) the Issuers have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Issuers agree that they will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to them, in connection with such transaction or the process leading thereto.

17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

19. Consent to Jurisdiction; Etc. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States shall, prior to the Closing Date, irrevocably appoint CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

20. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

21. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than Euros, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase Euros with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligations of each Issuer in respect of any sum due from it to any Initial Purchaser shall, notwithstanding any judgment in any currency other than Euros, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase Euros with such other currency.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Issuers and the several Initial Purchasers.

Very truly yours,

CROWN EUROPEAN HOLDINGS S.A.

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN HOLDINGS, INC.

By:		/s/ Timothy J. Donahue
	Name:	Timothy J. Donahue
	Title:	Executive Vice President &
Chief Financial Officer

CROWN AMERICAS LLC

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Vice President & Treasurer

CENTRAL STATES CAN CO. OF PUERTO RICO, INC.
CROWN BEVERAGE PACKAGING PUERTO RICO, INC.
CROWN CONSULTANTS, INC.
CROWN CORK & SEAL COMPANY (DE), LLC
CROWN CORK & SEAL COMPANY, INC.
CROWN FINANCIAL CORPORATION
CROWN FINANCIAL MANAGEMENT, INC.
CROWN PACKAGING TECHNOLOGY, INC.
FOREIGN MANUFACTURERS FINANCE CORPORATION
NWR, INC.

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Vice President & Treasurer

CROWN CORK & SEAL USA, INC.

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Assistant Treasurer

CR USA, INC.

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Assistant Treasurer

CROWN BEVERAGE PACKAGING, LLC

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Assistant Treasurer

CROWN INTERNATIONAL HOLDINGS, INC.

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Vice President & Treasurer

CROWN VERPAKKING BELGIË NV

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

3079939 NOVA SCOTIA COMPANY/3079939 COMPAGNIE DE LA NOUVELLE ECOSSE

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

889273 ONTARIO INC.

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

CROWN CANADIAN HOLDINGS ULC

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

CROWN METAL PACKAGING CANADA INC.

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

CROWN METAL PACKAGING CANADA LP
by its general partner, CROWN METAL
PACKAGING CANADA INC.

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

CROWN BEVCAN FRANCE SAS

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN DÉVELOPPEMENT

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN EMBALLAGE FRANCE SAS

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

SOCIÉTÉ DE PARTICIPATIONS CARNAUDMETALBOX

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN CORK & SEAL DEUTSCHLAND HOLDINGS GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN NAHRUNGSMITTELDOSEN DEUTSCHLAND GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN NAHRUNGSMITTELDOSEN GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN SPECIALITY PACKAGING DEUTSCHLAND GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN VERSCHLÜSSE DEUTSCHLAND GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN VERPACKUNGEN DEUTSCHLAND GMBH

By:		/s/ Martin Bouchon
	Name:	Martin Bouchon
	Title:	Attorney-in-Fact

CROWN ENVASES MEXICO, S.A. DE C.V.

By:		/s/ Raymond L. McGowan, Jr.
	Name:	Raymond L. McGowan, Jr.
	Title:	President

CROWN MEXICAN HOLDINGS, S. DE R.L. DE C.V.

By:		/s/ Michael B. Burns
	Name:	Michael B. Burns
	Title:	Vice President & Treasurer

CROWN VOGEL AG

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CARNAUDMETALBOX ENGINEERING LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CARNAUDMETALBOX GROUP UK LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CARNAUDMETALBOX OVERSEAS LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN AEROSOLS UK LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN CORK & SEAL FINANCE LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN PACKAGING UK PLC

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN SPECIALITY PACKAGING UK LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

CROWN UK HOLDINGS LIMITED

By:		/s/ Lakon Holloway
	Name:	Lakon Holloway
	Title:	Attorney-in-Fact

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH INTERNATIONAL

By:	Merrill Lynch International

By:	/s/ Stephen B. Paras
	Name:	Stephen B. Paras
	Title:	Managing Director

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

BARCLAYS BANK PLC

By:	/s/ Illegible
	Name:	Illegible
	Title:	Director

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

BNP PARIBAS

By:	/s/ LBM Foster
	Name:	LBM Foster
	Title:	Authorised Signatory

By:	/s/ Hugh Pryse-Davies
	Name:	Hugh Pryse-Davies
	Title:	Authorised Signatory

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Yannick Perreve
	Name:	Yannick Perreve
	Title:	Managing Director

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Henrik John
	Name:	Henrik John
	Title:	Director

By:	/s/ Hoby Buvat
	Name:	Hoby Buvat
	Title:	Director

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Illegible
	Name:	Illegible
	Title:	Authorised Signatory

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

By:	/s/ Anthony Osijo
	Name:	Anthony Osijo
	Title:	Authorised Signatory

For itself.